UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 2, 2010.
CTPARTNERS EXECUTIVE SEARCH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34993	52-2402079

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, 3rd Floor, New York, New York	10036

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 588-3500
(N/A)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
INTRODUCTORY STATEMENT
     On December 2, 2010, CTPartners Executive Search LLC, a Delaware limited liability company, consummated a conversion (referred to herein as the “Corporate Conversion”) pursuant to which, among other things, CTPartners Executive Search LLC converted from a limited liability company to a Delaware corporation and changed its name to CTPartners Executive Search Inc. All references to the term “Company” herein refer to CTPartners Executive Search LLC for all periods prior to the consummation of the Corporate Conversion and refer to CTPartners Executive Search Inc. for all periods subsequent to the consummation of the Corporate Conversion. By virtue of the Corporate Conversion, CTPartners Executive Search Inc. has succeeded to all of the assets, liabilities, contractual rights and contractual obligations of CTPartners Executive Search LLC.
     All matters referred to herein have been previously reported in the prospectus filed by the Company on December 8, 2010 pursuant to Rule 424(b) (the “424(b) Prospectus”) and accordingly are described herein in summary form.

Item 1.01	Entry Into a Material Definitive Agreement.
     Underwriting Agreement
     On December 7, 2010, the Company entered into an underwriting agreement with William Blair & Company, L.L.C. and C.L. King & Associates, Inc. as representatives of various underwriters, providing for the initial public offering of 2,307,692 shares of the Company’s Common Stock, par value $.001 per share (the “Common Stock”), at a price of $13.00 per share. Pursuant to the underwriting agreement, the Company has granted the underwriters an over-allotment option, exercisable for a period of 30 days, to purchase up to an additional 346,153 shares of Common Stock at a price of $13.00 per share.
     2010 Equity Incentive Plan
     On December 7, 2010, after the consummation of the Corporate Conversion, the Board of Directors of the Company approved the Company’s 2010 Equity Incentive Plan (the “Plan”). The Plan provides for the granting of various types of equity and non-equity awards to the Company’s employees, officers, directors and consultants, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and restricted stock units. The Plan provides for the issuance of up to 1,000,000 shares of Common Stock.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     By virtue of actions taken by the initial Board of Directors of the Company immediately after the Corporate Conversion, the officers of CTPartners Executive Search LLC immediately prior to the consummation of the Corporate Conversion were elected to the identical positions as officers of CTPartners Executive Search Inc. and the members of the Board of Managers of CTPartners Executive Search LLC immediately prior to the consummation of the Corporate Conversion were elected to the Board of Directors of CTPartners Executive Search Inc., to hold office for the terms described in the 424(b) Prospectus.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     In connection with the Corporate Conversion, the Company filed its certificate of incorporation with the Secretary of State of the State of Delaware on December 2, 2010. A copy of that certificate of incorporation has been filed as an exhibit to the Company’s Registration Statement on Form S-1 (No. 333-169224) (the “Registration Statement”).
     Also on December 2, 2010, the Company adopted the Company’s bylaws. A copy of those bylaws has been filed as an exhibit to the Registration Statement.

     No amendments have been made to either the above-mentioned certificate of incorporation or the above-mentioned bylaws.

Item 8.01.	Other Events
     On December 8, 2010, the Company issued a press release announcing the pricing of its initial public offering of 2,307,692 shares of its common stock, at a price of $13.00 per share. The shares are listed on the NYSE Amex Equities Stock Exchange and trade under the symbol “CTP” beginning December 8, 2010.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

1.1	Underwriting Agreement, dated as of December 7, 2010, by and among the Company and the underwriters named therein, is incorporated by reference to Exhibit 1.1 to the Registration Statement.
3.1	Certificate of Incorporation is incorporated by reference to Exhibit 3.1 to the Registration Statement.
3.2	Bylaws are incorporated by reference to Exhibit 3.2 to the Registration Statement.
10.4	2010 Equity Incentive Plan is incorporated by reference to Exhibit 10.4 to the Registration Statement.
99.1	Press Release dated December 8, 2010.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTPartners Executive Search Inc.
Date: December 9, 2010	By:	/s/ David C. Nocifora
Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

1.1	Underwriting Agreement, dated as of December 7, 2010, by and among the Company and the underwriters named therein, is incorporated by reference to Exhibit 1.1 to the Registration Statement.
3.1	Certificate of Incorporation is incorporated by reference to Exhibit 3.1 to the Registration Statement.
3.2	Bylaws are incorporated by reference to Exhibit 3.2 to the Registration Statement.
10.4	2010 Equity Incentive Plan is incorporated by reference to Exhibit 10.4 to the Registration Statement.
99.1	Press Release dated December 8, 2010.

4